Business Combination (Details) - Schedule of Net Identifiable Assets Acquired and Preliminary AllocationPurchase Price - CNY (¥)	1 Months Ended	12 Months Ended
	Jan. 31, 2022	Dec. 31, 2023	Dec. 31, 2022
Fair value of total consideration transferred:
Cash consideration		¥ 53,400,000
Cash acquired from business combination		(840,083)
Subtotal	¥ 4,300,000	52,559,917
Recognized amounts of identifiable assets acquired and liability assumed:
Current assets		13,222,667
Non-current assets		3,108,661
Current liabilities		(25,463,841)
Non-current liabilities		(875,000)
Total identifiable net liabilities		(10,007,513)
Goodwill		¥ 62,567,430 [1]	¥ 62,567,430

[1]	The goodwill was primarily attributable to the synergy from the joint students recruiting events and channel, intern program design and human resources services fulfillment. The goodwill is not deductible for tax purposes.